UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2015

Orthofix International N.V.

(Exact name of Registrant as specified in its charter)

Curaçao	0-19961	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Abraham de Veerstraat Curaçao		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 011-59-99-465-8525

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Lilly Marks as a Director

On June 25, 2015, the Board of Directors (the “Board”) of Orthofix International N.V. (the “Company”) appointed Lilly Marks as a director, effective immediately.  The Board has determined that Ms. Marks is an independent director under the listing rules of the Nasdaq Stock Market.  There are no transactions involving Ms. Marks requiring disclosure under Item 404(a) of Regulation S-K.  In connection with Ms. Marks’ appointment, the Board resolved to increase its size from seven to eight directors, effective immediately.

The Board has also appointed Ms. Marks to the Board’s Compensation Committee (the “Compensation Committee”).  Ms. Marks will receive the Company’s standard annual fee of $60,000 for non-employee director service.  She will also receive, (i) as of June 25, 2015, options to acquire 30,000 shares of common stock (vesting in 1/4th increments on each of the first, second, third and fourth anniversary of grant) and (ii) as of June 30, 2015, 6,500 shares of restricted common stock (vesting on the first anniversary of grant), in each case pursuant to the Company’s 2012 Long-Term Incentive Plan.

Board Committee Composition

Following Ms. Marks’ appointment to the Compensation Committee, the Board’s current standing committee assignments are as described below. All of the directors serving on these respective committees are outside directors who are independent under applicable listing rules of the Nasdaq Stock Exchange.

•	Audit and Finance Committee: James F. Hinrichs (Chair); Ronald A. Matricaria; Luke Faulstick.
•	Compensation Committee: Guy J. Jordan, PhD (Chair); Lilly Marks; Maria Sainz.
•	Compliance Committee: Maria Sainz (Chair); Guy J. Jordan, PhD; Anthony F. Martin, PhD.
•	Nominating and Governance Committee: Luke Faulstick (Chair); James F. Hinrichs; Anthony F. Martin, PhD.

Item 7.01.Regulation FD Disclosure.

On June 25, 2015, the Company issued a press release regarding the appointment described above.  That press release is furnished herewith as Exhibit 99.1.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

99.1Press Release, dated June 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix International N.V.
By:	/s/ Jeffrey M. Schumm
Jeffrey M. Schumm Chief Administrative Officer, General Counsel and Corporate Secretary

Date: June 25, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 25, 2015.